                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints J. Pedro Reinhard and Frank H. Brod, acting severally, as his or her attorney-in-fact and agent, to sign any registration statement on Form S-3 and any or all amendments (including post-effective amendments) to such registration statement in connection with a shelf registration under the Securities and Exchange Act of 1933 of up to U.S. $2,000,000,000 of securities, including debt securities, equity securities, and warrants with respect to each, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.


SIGNATURE                            TITLE                           DATE
---------                            -----                           ----


/s/ A. A. Allemang
--------------------------
A. A. Allemang                Director and Executive           November 20, 2002
                              Vice President

/s/ J. K. Barton
--------------------------
J. K. Barton                  Director                         November 20, 2002


/s/ F. H. Brod
--------------------------
F. H. Brod                    Vice President and Controller    November 20, 2002
                              (Principal Accounting Officer)

/s/ A. J. Carbone
--------------------------
A. J. Carbone                 Director and Vice Chairman       November 20, 2002
                              of the Board

/s/ J. M. Cook
--------------------------
J. M. Cook                    Director                         November 20, 2002


/s/ J. C. Danforth
--------------------------
J. C. Danforth                Director                         November 20, 2002


/s/ W. D. Davis
--------------------------
W. D. Davis                   Director                         November 20, 2002


/s/ B. H. Franklin
--------------------------
B. H. Franklin                Director                         November 20, 2002


/s/ A. D. Gilmour
--------------------------
A. D. Gilmour                 Director                         November 20, 2002


/s/ M. D. Parker
--------------------------
M. D. Parker                  Director, President and
                              Chief Executive Officer          November 20, 2002

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/s/ J. P. Reinhard
----------------------------  Director, Executive Vice         November 20, 2002
J. P. Reinhard                President and Chief Financial
                              Officer

/s/ J. M. Ringler
----------------------------  Director                         November 20, 2002
J. M. Ringler


/s/ H. T. Shapiro
----------------------------  Director                         November 20, 2002
H. T. Shapiro


/s/ W. S. Stavropoulos
----------------------------  Director and Chairman of the     November 20, 2002
W. S. Stavropoulos            Board


/s/ P. G. Stern
----------------------------  Director                         November 20, 2002
P. G. Stern